                                                                    EXHIBIT 20.1

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                       Distribution Date: April 15, 1999
                    Collection Period: March 1 to 31, 1999



I. Available Funds
------------------
Scheduled Principal Payments Received                                                                        $      1,138,385.86
Partial and Full Prepayments Received                                                                               1,619,344.48
Interest Payments Received                                                                                            683,142.68
Policy Claim Amount                                                                                                            -
Pre-Funding Earnings                                                                                                    3,019.16
Interest Reserve Requirement                                                                                          171,977.01
Income From Collection Account Eligible Investments                                                                       369.93
Recoveries On Previously Liquidated Receivables                                                                                -
Liquidation Proceeds                                                                                                           -
Recoveries From Insurance                                                                                                      -
Purchase Amount of Purchased Receivables                                                                                       -
                                                                                                            --------------------
  Total Available Funds                                                                                     $       3,616,239.12
                                                                                                            ====================

II. Distributions
-----------------

A.  Calculation of Total Principal Payment Amount
-------------------------------------------------
Beginning Principal Balance of Notes                                                                         $    100,000,000.00

Principal Portion of Scheduled Payments Received                                                                    1,138,385.86
Principal Portion of Prepayments                                                                                    1,619,344.48
Principal Portion of Purchased Receivables                                                                                     -
Principal Balance of Liquidated Receivables                                                                                    -
Aggregate Amount of Cram Down Losses                                                                                           -
                                                                                                            --------------------
  Total Principal Payment Amount                                                                            $       2,757,730.34
                                                                                                            --------------------

Overcollateralization Amount to Principal                                                                             117,139.76
                                                                                                            --------------------
Ending Principal Balance of Notes                                                                            $     97,125,129.90
                                                                                                            ====================

B.  Priority of Distributions
-----------------------------
1.  Indenture Trustee, Backup Servicer, Owner Trustee                                                        $          2,232.68
2a. Basic Servicing Fee                                                                                                63,790.79
 b. Supplemental Servicing Fee                                                                                          1,233.40
3.  Class A Interest Payment Amount                                                                                   727,222.22
4.  Class A Principal Payment Amount                                                                                2,757,730.34
5.  Note Insurer Payment                                                                                                2,222.22
6.  To The Reserve Fund                                                                                                61,807.47
7.  Accrued or Unpaid Fees to Indenture Trustee, Backup Servicer, Owner Trustee or successor Servicer                          -
                                                                                                            --------------------
  Total Distributions Before Overcollateralization or Certificateholder Payments                            $       3,616,239.12
                                                                                                            --------------------
8.  Overcollateralization Amount to Class A Principal                                                                 117,139.76
9.  Accrued or Unpaid Basic and Supplemental Servicing Fees                                                                    -
10.  Remaining Payment To The Certificateholder, Including Reserve Account Release                                             -
                                                                                                            --------------------
  Total Payments                                                                                            $       3,733,378.88
                                                                                                           =====================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                             Servicer's Certificate
                       Distribution Date: April 15, 1999
                    Collection Period: March 1 to 31, 1999



III. Note Balances
------------------

Beginning Note Balance                                                                              $     100,000,000.00
Ending Note Balance                                                                                 $      97,125,129.90
Class A Note Factor                                                                                             0.971251


Class A Original Balance                                                                            $     100,000,000.00
Class A Beginning Balance                                                                           $     100,000,000.00
Class A Ending Balance                                                                              $      97,125,129.90
Class A Interest Carryover Shortfall                                                                $                  -
Class A Principal Carryover Shortfall                                                               $                  -


Overcollateralization Amount                                                                                           -
Target Overcollateralization Amount                                                                         2,951,648.65


IV. Interest Reserve Requirement
--------------------------------

Sum of Distributions to Indenture Trustee, Backup Servicer, Owner Trustee, Class A Interest
     Payment Amount, and Note Insurer Payment                                                       $         731,677.12
Less: Class A Interest Calculated On Principal Balance Of Receivables                                         556,680.95
Less: Pre-Funding Earnings                                                                                      3,019.16
                                                                                                    --------------------
Interest Reserve Requirement                                                                        $         171,977.01
                                                                                                    ====================


V. Pre-Funded Amount
--------------------

Beginning Balance                                                                                   $      26,015,156.02
Plus: Pre-Funding Earnings                                                                                      3,019.16
Less: Pre-Funding Distributions                                                                                 3,019.16
                                                                                                    --------------------
Ending Balance                                                                                      $      26,015,156.02
                                                                                                    ====================


                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                       Distribution Date: April 15, 1999
                    Collection Period: March 1 to 31, 1999


VI. Receivables Performance
---------------------------
                                                                                   Beginning                End
A.  General Information                                                            Of Period             Of Period
-----------------------                                                       -------------------   ------------------

Principal Balance                                                              $  76,548,946.54    $     73,791,216.20
                                                                               ================    ===================

Number of Receivables                                                                     4,105                  4,018
                                                                               ================    ===================

B.  Delinquency/Repossession Information
----------------------------------------
                                                              No. Of               Principal             % of Rec.
                                                            Receivables             Balance               Balance
                                                        -------------------   -------------------   -------------------
30 - 59 Days Delinquent                                                  15          $286,527.79                  0.39%
60 - 89 Days Delinquent                                                   1           $12,842.50                  0.02%
90 + Days Delinquent                                                      0   $          -                        0.00%
                                                        -------------------   -------------------   -------------------
  Total                                                                  16          $299,370.29                  0.41%
                                                         ==================    ==================    ==================


                                                                                                             Principal/
                                                                                                             (Proceeds)
                                                                                                     -----------------
Principal Balance of Repossessed Vehicles Sold During Collection Period                              $               -
Principal Balance of Other Liquidated Receivables                                                                    -
Cram Down Losses                                                                                                     -
Liquidation Proceeds                                                                                                 -
Deficiency Recoveries On Previously Liquidated Receivables                                                           -
Recoveries From Insurance                                                                                            -
Other Recoveries
                                                                                                     -----------------
  Net Losses                                                                                         $               -
                                                                                                     =================


VII. Reserve Account
--------------------

Beginning Balance                                                                                    $   1 ,530,978.93
Income From Eligible Investments                                                                                177.68
Deposits                                                                                                     61,807.47
Release of Excess To The Noteholders                                                                        117,139.76
Release of Excess To The Certificateholder                                                                           -
Ending Balance                                                                                       $    1,475,824.32
                                                                                                     -----------------
Reserve Account Required Amount                                                                      $    1,475,824.32
                                                                                                     =================


                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                       Distribution Date: April 15, 1999
                    Collection Period: March 1 to 31, 1999



VIII. Triggers
--------------

A. Calculations                                                                              Second               Third
---------------                                                     Preceding               Preceding            Preceding
                                                                    Collection             Collection            Collection
Delinquency Ratio                                                     Period                 Period               Period
-----------------                                              ------------------      ------------------   -----------------

Principal Balance of Receivables, Of Which 10% Or More
  Of Any Scheduled Payment Is 60 Or More Days Past Due         $        12,842.50

Divided By: Beginning Aggregate Principal Balance              $    76,548,946.54
                                                               ------------------      ------------------   ------------------
Delinquency Ratio                                                           0.02%
                                                               ==================      ==================   ==================

                                                                                                            ------------------
Average For The Three Preceding Collection Periods                                                                       0.02%
                                                                                                            ==================

                                                                                             Second               Third
                                                                    Preceding               Preceding            Preceding
                                                                    Collection             Collection            Collection
Default Ratio                                                         Period                 Period               Period
-------------                                                  ------------------       ----------------- -------------------

Principal Balance of all Liquidated Receivables                $                -

Divided By: Beginning Aggregate Principal Balance              $    76,548,946.54
                                                               ------------------      ------------------   ------------------
Default Ratio                                                               0.00%
                                                               ==================      ==================   ==================
                                                                                                            __________________
Average For The Three Preceding Collection Periods                                                                       0.00%
                                                                                                            ==================

                                                                                           Cumulative,           Cumulative
                                                                    During The            As Of Second           As Of The
                                                                    Preceding              Preceding             Preceding
                                                                   Collection             Accounting            Accounting
Cumulative Net Loss Ratio                                            Period                 Date                 Date
-------------------------                                     -------------------     -------------------  -------------------

Principal Balance Of Liquidated Receivables                    $                -

Less: Liquidation Proceeds And Recoveries Received                              -

Plus: Cram Down Losses                                                          -
                                                              -------------------      ------------------   ------------------
Net Losses                                                    $                 -      $                -   $                -
                                                              ===================      ==================   ==================


Aggregate Principal Balance As Of The Cutoff Date                  $76,548,946.54
                                                              -------------------      ------------------   ------------------

Net Loss Ratio                                                              0.00%
                                                              ===================      ==================   ==================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                       Distribution Date: April 15, 1999
                    Collection Period: March 1 to 31, 1999

B. Triggers In Effect
---------------------
                                                              Actual                Reserve               Trigger
                                                               Ratio                 Event                 Event
                                                         ------------------    ------------------    ------------------
1.  Delinquency Ratio                                                 0.02%                 1.50%                 2.00%
                                                         ==================    ==================    ==================

2.  Default Ratio                                                     0.00%                 7.00%                  N/A
                                                         ==================    ==================    ==================

3.  Cumulative Net Loss Ratio
          Months 06-08                                                0.00%                 0.75%                 1.00%
          Months 09-11                                                0.00%                 1.35%                 1.60%
          Months 12-14                                                0.00%                 2.00%                 2.30%
          Months 15-17                                                0.00%                 2.50%                 3.00%
          Months 18-20                                                0.00%                 3.35%                 3.65%
          Months 21-23                                                0.00%                 4.65%                 5.10%
          Months 24-26                                                0.00%                 5.50%                 6.00%
          Months 27-29                                                0.00%                 5.75%                 6.30%
          Months 30 +                                                 0.00%                 5.90%                 6.50%

4.  Reserve/Trigger Events                                     Occurrences          Deemed Cured
                                                        -------------------   -------------------
          Reserve Event                                                 No                   N/A
          Trigger Event                                                 No                   N/A
          Servicer Termination Event                                    No

5.  The Collection Period Above Corresponds To Month No.         1
                                                         ==================


        Executed by:
                    --------------------
                    James E. Stublarec
                    Vice-President, Finance

              Date:      April 8, 1999
                    --------------------

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                       Distribution Date: April 15, 1999
                    Collection Period: March 1 to 31, 1999

                                                                          Per $1,000 Of
Payments Allocable To Principal                         Total            Orig. Principal
-------------------------------                    -----------------    -----------------
Class A Noteholders                                  $ 2,874,870.10      $          28.75

                                                                           Per $1,000 Of
Payments Allocable To Interest                           Total            Orig. Principal
------------------------------                    ------------------    ------------------
Class A Noteholders                                  $   727,222.22      $           7.27


                                                                              Remaining
Amount Of Above Payments Paid From Reserve              Total                  Reserve
------------------------------------------        ------------------    ------------------
Principal                                            $        -
Interest                                                      -
                                                  ------------------    ------------------
Total                                                $        -          $   1,475,824.32
                                                   =================    =================


                                                                          Per $1,000 Of
Note Balances                                           Total            Orig. Principal
-------------                                     ------------------    -----------------
Class A Noteholders                                  $97,125,129.90      $         971.25


Amount Of Fees Paid By The Trust                     $    69,479.09
--------------------------------                   =================


                                                                           Change From
                                                                              Prior
Carryover Shortfalls                                    Total              Payment Date
--------------------                              ------------------    -----------------
Class A Interest                                     $       -           $         -
Class A Principal                                            -                     -


Note Factor
-----------
Class A                                                                         0.971251


Delinquency Ratio                                              0.02%
-----------------                                  =================

Default Ratio                                                  0.00%
-------------                                      =================


Cumulative Net Loss Ratio                                      0.00%
-------------------------                          =================


                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                       Distribution Date: April 15, 1999
                    Collection Period: March 1 to 31, 1999


Reserve/Trigger Events                                                     Occurrences              Deemed Cured
----------------------                                                 ------------------        ------------------
Reserve Event                                                                  No                     N/A
Trigger Event                                                                  No                     N/A
Servicer Termination Trigger Event                                             No



Policy Claim Amount                                                   $          -
-------------------                                                   =================



Reimbursements to Note Insurer                                        $          -
------------------------------                                        =================


                                                                           Occurrences            Continuing
                                                                      ------------------      ------------------
Insurer Default                                                                No                     N/A
---------------


During Funding Period
---------------------
Principal Balance of Subsequent Receivables                           $          -
Remaining Pre-Funded Amount                                           $26,015,156.02


Class A Redemption Amount                                             $          -
-------------------------                                             =================


Overcollateralization
---------------------
Overcollateralization Amount                                          $          -                     0.00%


Target Overcollateralization Amount                                   $ 2,951,648.65                   4.00%




                                  Page 2 of 2